SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               BURKE MILLS, INC.
                (Name of Registrant as Specified In Its Charter)

                                      N/A
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

                                      N/A

      2) Aggregate number of securities to which transaction applies:

                                      N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A

      4) Proposed maximum aggregate value of transaction:

                                      N/A

      5) Total fee paid:

                                      N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1) Amount Previously Paid:

                                      N/A

    2) Form, Schedule or Registration Statement No.:

                                      N/A

    3) Filing Party:

                                      N/A

    4) Date Filed:

                                      N/A

------------------------------------------------------------------------------


                               BURKE MILLS, INC.

------------------------------------------------------------------------------








                         Notice of 2003 Annual Meeting

                                      and

                                Proxy Statement






















------------------------------------------------------------------------------

                               BURKE MILLS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                      2003

_______________________________________________________________________________

     The 2003 annual meeting of the shareholders of Burke Mills, Inc. ("the Company") will be held at the executive offices of the Company, 191 Sterling Street N.W., Valdese, North Carolina, at 2:00 P.M. on Tuesday, May 20, 2003, for the following purposes:


         (1) To elect seven directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.


     The close of business on April 2, 2003 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

     Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.



                                     By order of the Board of Directors
                                     Pender R. McElroy
                                     Secretary of Burke Mills, Inc.

April 4, 2003

                   __________________________________________


                                PROXY STATEMENT

                   __________________________________________



                             Annual Meeting of the
                       Shareholders of Burke Mills, Inc.
                            to be held May 20, 2003
                        _________________________________

SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
___________________________________________________

     The enclosed appointment of proxy is solicited by the Board of Directors of Burke Mills, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

     The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $5,000.00.

     The mailing address of the principal executive offices of the Company is:

                                 Burke Mills, Inc.
                                 Post Office Box 190
                                 Valdese, North Carolina 28690

     The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is April 21, 2003.


VOTING RIGHTS
_____________

     The holders of stock of the Company on April 2, 2003 are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on May 20, 2003 and at any adjournments thereof. On April 2, 2003 (the record date) there were 2,741,168 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.

VOTING PROCEDURES
_________________

     If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

     Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for each nominee for each directorship to be filled. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected (which is seven).

     Votes by proxy will be tabulated by Wachovia Bank, National Association, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

     Under North Carolina law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.


SUBSTANTIAL SHAREHOLDERS
________________________

     As of February 24, 2003 the following persons are the only persons known to the Company to be the beneficial owners of more than five percent of the common stock of the Company (the only voting securities of the Company):

Title of   Name and Address of           Amount and Nature of      Percent
Class       Beneficial Owner             Beneficial Ownership     of Class
________   ___________________          ______________________   __________

Common     Naseus, Inc.                    1,443,329 shares         52.7%
Stock      Flat 72, Building 383              (Direct)
           Road 1912
           Manama Town 319, Bahrain

Common     Humayun N. Shaikh               1,443,329 shares         52.7%
Stock      Nafees Cotton Mills, Ltd.         (Indirect)
           Ismail Aiwan-i-Science
           Shahrah-i-Jalaluddin Roomi
           Lahore - 54600, Pakistan

Title of   Name and Address of            Amount and Nature of     Percent
Class        Beneficial Owner             Beneficial Ownership    of Class
________   ___________________          ______________________   __________

Common     Robert E. Bell                    232,200 shares        8.47%
Stock      and Andrea G. Bell                (Indirect)
           Box 429
           Hickory, NC 28603

     The shares beneficially owned by Humayun N. Shaikh are shares owned of record by Naseus, Inc. Naseus, Inc., a Panamanian corporation, holds 1,443,329 shares of the Company's stock. Naseus, Inc. is a holding company for business interests and does not conduct any active operations. Mr. Humayun Shaikh is the owner of all the stock of Naseus, Inc.

     The Company is informed and believes that as of February 24, 2003 Cede & Co. held 1,102,572 shares of the Company (40.2%) as nominee for Depository Trust Company, 55 Water Street, New York, New York 10004, that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership thereof, and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company, except for the stock owned by Hickory Brands, Inc.


ELECTION OF DIRECTORS
_____________________

     Seven directors are to be elected at the annual meeting of shareholders to be held on May 20, 2003. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

     The enclosed proxy will be voted in favor of the election of the following nominees as directors:

                                            Amount (Shares)
                                            and Nature of
        Name                Principal         Beneficial          Percent
(Age)(Year lst Elected)    Occupation         Ownership           of Class
________________________   ___________   ____________________   ____________

  Humayun N. Shaikh       Chairman of         1,443,329             52.7%
  (60)     (1978)         the Company       (Direct and
                                             Indirect)

  Thomas I. Nail          President of         7,000                0.26%
  (55)     (2000)         the Company         (Direct)

  William T. Dunn         Retired              7,000                0.26%
  (69)     (1996)                             (Direct)

  Robert P. Huntley       Chairman,           120,000                4.4%
  (65)     (1993)         Secretary           (Direct)
                          and Treasurer,
                          Timber Ridge Lumber Co.
                          Hickory, NC

  Robert T. King          Retired                0                  0.0%
  (76)     (2001)

  Richard F. Byers        Executive Vice       6,000                0.22%
  (64)     (2001)         President of the
                          Company

  Aehsun Shaikh           Director,              0                  0.0%
  (30)     (1999)         Nafees Cotton
                          Mills, Ltd. and
                          Legler- Nafees Denim
                          Mills, Ltd.
                          Lahore, Pakistan


     All nominees are incumbents.

     "Direct" ownership means ownership as record owner. "Indirect" ownership means beneficial ownership other than as record owner.

     Mr. Humayun Shaikh serves as a director of Nafees Cotton Mills, Ltd (engaged in synthetic yarn spinning)of Lahore, Pakistan, and has so served for more than the past five years. Until 1994 he was a director of Colony Textile Mills, Ltd. (engaged in spinning and weaving of yarn and dyeing and printing of fabric) and of National Security Insurance Co., Ltd. (engaged in the writing of property and casualty insurance) both of Lahore, Pakistan, and so served for more than the five years prior to 1994. Mr. Shaikh devotes approximately 75% of his time to the management of the Company. Mr. Shaikh served as President of the Company from January 1981 until May 1992, when he became Chairman.

     Mr. Nail was appointed on May 15, 2000 as, and now serves as, President and Chief Operating Officer of the Company. Prior to that time, Mr. Nail was Vice President-Finance of the Company, having assumed that office a second time in June 1997. From March 1994 to June 1997, Mr. Nail was Chief Financial Officer, Secretary and Treasurer of Alba Waldensian, Inc., Valdese, NC, a manufacturer of women's intimate apparel and health products. From September 1987 to March 1994, Mr. Nail was Vice President-Finance of the Company. Prior to 1987, Mr. Nail held accounting and controller positions with several companies.

     Mr. Huntley serves as Chairman, Secretary and Treasurer of Timber Ridge Lumber Company, Inc., a supplier of hardwood lumber to the furniture industry. Mr. Huntley has served in this capacity since 1996. He also has business interests in other areas including real estate. Mr. Huntley is licensed as a certified public accountant. Mr. Huntley is a member of the board of directors of United Community Bancorp, a public company having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     Mr. Dunn is retired. From 1978 to 1986 Mr. Dunn was Executive Vice President and a member of the Board of Directors of E. F. Hutton and Company, having responsibility for trading, marketing, research and syndication of all fixed income products to institutional clients. From 1986 to 1991 Mr. Dunn was Senior Managing Director with Bear Stearns and Company. From 1991 until January 1995 Mr. Dunn was Managing Director of PaineWebber, Inc. In these latter two positions, Mr. Dunn had responsibility for trading, marketing, research and syndication of fixed income products to institutional clients in the international market.

     Mr. King is retired. From 1952 to 1969 Mr. King was President and part owner of Collins Yarn Processing, Inc. in Hickory, NC, a dye house. From 1969 to 1985, Mr. King was manager of the dye house division of the yarn division of Collins & Aikman, Inc. in Hickory, NC.

     Mr. Byers is Executive Vice President of the Company, having been appointed to that position on May 15, 2000. Prior to then Mr. Byers was Vice President-Sales of the Company, having assumed that office in December 1978. Mr. Byers served as production control manager of the Company from 1968 to December 1978.

     Mr. Aehsun Shaikh is a director (a management position) of Nafees Cotton Mills, Ltd. since 1993 and of Legler-Nafees Denim Mills, Ltd. since 1999. Mr. Shaikh is the son of Humayun Shaikh, Chairman of the Board of the Company.

     The Board of Directors of the Company met three times during the fiscal year ended December 28, 2002. Mr. Humayun Shaikh and Mr. Aehsun Shaikh attended none of those meetings. Mr. Byers attended two of those meetings.

BOARD COMMITTEES
________________

     The Board of Directors of the Company has two standing committees - Audit and Compensation. The Board has no nominating committee. Mr. Huntley, Mr. Dunn and Mr. King serve on the Audit Committee. Mr. Huntley, Mr. Dunn and Mr. Shaikh serve on the Compensation Committee. The Audit Committee met twice during the last fiscal year. The duties of the Audit Committee are to review the work of the Company's auditors and to confer with the auditors on matters concerning the annual audit. The Compensation Committee met once during the last fiscal year. The duties of the Compensation Committee are to review, and advise the board on, the compensation of the Chairman and Chief Executive Officer of the Company and the other executive officers of the Company.

     The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which was included as an appendix to the Company's 2001 proxy statement.

     Management believes that the members of the Audit Committee of the Company are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

AUDIT COMMITTEE FINANCIAL EXPERT
________________________________

     The Board of Directors of the Company has determined that the Board's Audit Committee has at least one Audit Committee financial expert serving on the Committee. The name of that expert is Robert P. Huntley.

AUDIT COMMITTEE REPORT
______________________

     The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 28, 2002.

     The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380), as it may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions specified above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 28, 2002.

     The members of the Audit Committee are:

                                Robert P. Huntley
                                William T. Dunn
                                Robert T. King

STOCK OWNED BY OFFICERS
_______________________

     As of February 24, 2003, the common stock of the Company (the only class of equity securities of the Company) beneficially owned by the chief executive officer, Humayun N. Shaikh, by the three most highly compensated executive officers other than Mr. Shaikh, and by all officers and director nominees as a group is as follows:


                           Amount (Shares)
                            and Nature of                    Percent
Name/Group              Beneficial Ownership                of Class
___________________     ___________________________       _________________

Humayun N. Shaikh            1,443,329                       52.7%
Chairman and CEO              Indirect

Thomas I. Nail                 7,000                         0.26%
President and COO              Direct

Richard F. Byers               6,000                         0.22%
Executive Vice President       Direct

William E. Singleton             0                            ---
Vice President-Manufacturing

All officers and director    1,583,429                       57.8%
nominees as a group         (Direct and
(9 persons)                  Indirect)


EXECUTIVE OFFICERS OF THE COMPANY
_________________________________

     All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. The current officers of the Company, in addition to Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers, are as follows:

     William E. Singleton (age 53) is Vice President-Manufacturing of the Company. Mr. Singleton began employment with the Company on June 20, 2000 as Vice President-Manufacturing. Prior to that time, Mr. Singleton was a superintendent with Grover Industries, Inc. in Grover, NC (a yarn manufacturer and dyer) for three years, a general manager with Doran Textiles, Inc. in Shelby, NC (a manufacturer of yarn, a weaver and a yarn dyer) for three years. Prior to that time, Mr. Singleton was a superintendent of dyeing at J. P. Stevens Co. in Greenville, South Carolina, and a technical manager with M. Lowenstein and Co. in Lyman, South Carolina.

     Pender R. McElroy (age 62) is Secretary of the Company, having assumed that office in April 1981. Mr. McElroy is a member of the law firm of James, McElroy & Diehl, P.A., Charlotte, NC, legal counsel for the Company.

     Michael B. Smith (age 45) is Assistant Secretary of the Company, having assumed that office in May 1985. Mr. Smith has been employed by the Company as a cost accountant since 1978.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
________________________________________________

     All plan and non-plan compensation awarded to, earned by, or paid to the chief executive officer, Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers for the past three fiscal years is shown in the following table:

                       SUMMARY COMPENSATION TABLE

                              Annual Compensation

     Name and                                     Other Annual      All Other
Principal Position    Year    Salary     Bonus    Compensation    Compensation
_______________________________________________________________________________

Humayun N. Shaikh     2000   $210,000      0          $258              0
Chairman and CEO      2001   $210,000      0          $258              0
                      2002   $210,000      0          $258              0

Thomas I. Nail        2000   $131,919      0          $783              0
President and COO     2001   $149,858   $45,000       $786              0
                      2002   $150,000      0          $912             __

Richard F. Byers      2000   $101,146      0          $600              0
Executive Vice        2001   $104,592   $31,500       $600              0
President             2002   $104,988      0          $615             __


     There is no executive officer of the Company other than those named above whose total annual salary and bonus exceeded $100,000 for the last completed fiscal year.

     The category of Other Annual Compensation for Mr. Shaikh, Mr. Nail and Mr. Byers represents the annual premium on group life insurance for each of them on the amount in excess of $50,000 of coverage and the nonbusiness portion of use of a company owned automobile.

     The Company has no long-term compensation arrangements with its executive officers.

     Directors who are employed by the Company are not compensated for services as directors. Directors not employed by the Company receive compensation for board service of $2,000 per quarter, payable at the end of the quarter, and $1,000 for each board meeting and each committee meeting (if such committee meeting is not combined with or occurs on a day when there is no board meeting). Mr. Humayun Shaikh receives reimbursement for actual travel expenses incurred while traveling for the Company.

     Robert P. Huntley, William T. Dunn and Robert T. King served as members of the Compensation Committee of the Board during 2002. None was or is an officer or employee of the Company.

     The policy of the Board of Directors for compensation of the Chief Executive Officer and the other executive officers has been and is to compensate those officers at a level as close to what the Board believes is competitive in the industry for companies of comparable size and geographic location (the piedmont area of North and South Carolina).

     The members of the Compensation Committee of the Company are:

                                Robert P. Huntley
                                William T. Dunn
                                Humayun N. Shaikh


TRANSACTIONS WITH RELATED PARTIES
_________________________________

     The Company pays Nafees Cotton Mills, Ltd. (Nafees) $24,000 annually toward the expense of maintaining and operating an office for the Company in Pakistan. The Company may from time to time purchase yarn from Nafees. Such yarn purchases totaled $739,000 during the fiscal year ended December 30, 2000. From December 31, 2000 to March 5, 2003, the Company has not purchased yarn from Nafees. As of March 5, 2003, it is not known whether the Company will purchase additional yarn from Nafees, although such purchases could reasonably be anticipated. Mr. Humayun N. Shaikh and Mr. Aehsun Shaikh are directors of Nafees Cotton Mills, Ltd., and Mr. Humayun N. Shaikh and his family control a majority of the stock of Nafees.


COMPARATIVE SHAREHOLDER RETURN
______________________________

     The graph which follows compares the yearly percentage change in the Company's cumulative shareholder return on its common stock with the cumulative total return of (a) all United States companies traded on the NASDAQ stock market and (b) 16 companies traded on the NASDAQ stock market which carry NASDAQ Standard Industrial Classification (SIC) Code 22, being companies producing textile mill products (which is an index published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business, Chicago, Illinois.) A list of the 16 companies will be provided to any shareholder upon written request.

[Explanation of graph for purposes of electronic filing with the Securities and Exchange Commission. Original graph not filed electronically.]

     The performance graph shows dollar figures from $0 through $400 along the left side of the graph. Along the base of the graph, the starting point is January 2, 1998, and the graph is divided into five main segments, each representing the Company's fiscal years from 1998 through 2002, and each of the five segments is divided into 12 sections representing the twelve months of the year. There are four lines on the graph:

(1) One line is a level undeviated line over the five-year period which begins and ends at the $100 level.

(2)  There is a solid line showing the total returns index for Burke Mills, Inc.

(3) A broken line showing the total returns index for all the U.S. companies on the NASDAQ stock market.

(4) Another broken line showing the total returns index for 16 NASDAQ stocks carrying the NASDAQ standard industrial classification code 22.

     The legend on the graph indicates as follows:

                                        Legend

CRSP Total
Returns           1/2/98   12/31/98   12/31/99   12/29/00   12/28/01   12/29/02
Index for:        ______   ________   ________   ________   ________   ________
__________

Burke Mills, Inc. 100.0      94.6       61.8       15.1       15.1       24.1

NASDAQ Stock
Market (U.S.
Companies)        100.0     140.0      259.7      156.3      126.5       86.6

NASDAQ Stock
(SIC 2200-2299
U.S. Companies)
Textile mill
products          100.0      92.6       83.2       97.8       99.4       74.4

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.00 on January 2, 1998.

STOCK OPTIONS
_____________

     No officer or director of the Company was granted, exercised or realized any stock appreciation rights, options, or warrants during the fiscal year ended December 28, 2002.


DISCRETIONARY AUTHORITY
_______________________

     The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

     (1) Matters of which the Company did not have notice by March 18, 2003.

     (2) In the case in which the Company has received timely notice in connection with an annual meeting of shareholders, if the Company includes in the proxy statement advice on the nature of the matter and how the Company's proxy holders intend to exercise their discretion to vote on each matter. There are certain stipulations on the right to discretionary voting authority on such matters spelled out in Rule 14A-4(c)(2) of the Rules of the Securities and Exchange Commission.

     (3) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

     (4) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

     (5) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

     (6) Matters incident to the conduct of the meeting.


INDEPENDENT PUBLIC ACCOUNTANTS
______________________________

     It has been the custom of the Company for the Board of Directors to select the independent public accounting firm for the Company each year at its annual meeting following the annual meeting of shareholders. Therefore, no accounting firm is being recommended to or selected at this annual meeting of shareholders. Cole, Samsel & Bernstein LLC, New York, New York, and Lodi, New Jersey, is the independent public accounting firm for the Company. Cole, Samsel & Bernstein LLC was the independent public accounting firm for the Company for the fiscal year ended December 28, 2002. It is expected that a representative from Cole, Samsel & Bernstein LLC will be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

AUDIT FEES
__________

     The Company's accountants, Cole, Samsel & Bernstein, LLC, billed the Company $87,090.80 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's quarterly reports to the Securities and Exchange Commission on Form 10-Q for the most recent fiscal year.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
____________________________________________________________

     Cole, Samsel & Bernstein, LLC did not bill any fees for professional services, and no professional services have been rendered, during the most recent fiscal year for operating or supervising the operation of the Company's information system, managing the Company's local area network, designing or implementing a hardware or software system aggregating source data underlying the financial system or generating information that is significant to the Company's financial statements taken as a whole.


ALL OTHER FEES
______________

     Cole, Samsel & Bernstein, LLC has not yet billed the Company for other services rendered for the most recent fiscal year. Those services consist of auditing and report preparation with respect to the Company's Savings and Retirement Plan and Trust (401(k)Plan), preparation of state and federal corporate tax returns for the Company and miscellaneous services. The aggregate fees billed by Cole, Samsel & Bernstein, LLC for such services for the fiscal year ended December 29, 2001 was $18,019.00. The board's Audit Committee deems such services compatible with maintaining the principal accountant's independence.

     The Company has not yet been billed by PricewaterhouseCoopers, LLP for the Company's 50% share of performing an audit on Fytek, S.A.de C.V., a Mexican corporation in which the Company owns 49.8% of the stock and 50% of the voting control. The fees billed by PricewaterhouseCoopers, LLP for such services for the fiscal year ended December 29, 2001 were $14,550.00. The financial statements of such company are filed as a part of the Company's annual report to the Securities and Exchange Commission on Form 10-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_______________________________________________________

     To the knowledge of the Company, all directors, officers and beneficial owners of more than ten percent of the common stock of the Company and other persons required to so file did file on a timely basis the reports required by
Section 16(a) of the Securities Exchange Act of 1934.

PROPOSALS OF SHAREHOLDERS
_________________________

         Any proposals of shareholders intended to be presented at the 2004 annual meeting of the shareholders, now scheduled for May 18, 2004, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than January 2, 2004. Any matter submitted as a shareholder proposal will be considered untimely if presented after January 2, 2004. Any such proposal must be received at the principal executive offices of the Company.


FORM 10-K
_________

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 28, 2002. SUCH REQUEST SHOULD BE DIRECTED TO THOMAS I. NAIL, BURKE MILLS, INC., P. O. BOX 190, VALDESE, NORTH CAROLINA 28690.

           [Specimen of proxy card for purposes of electronic filing with the Securities and Exchange Commission]

                               BURKE MILLS, INC.

                              APPOINTMENT OF PROXY

                  Annual Meeting of Shareholders, May 20, 2003

     The undersigned shareholder hereby appoints Humayun N. Shaikh, Chairman of the Board of the Company, Thomas I. Nail, President of the Company, and Richard
F. Byers, Executive Vice President of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Burke Mills, Inc. held by the undersigned with respect to the election of directors, at the Annual Meeting of its shareholders to be held at 2:00 P.M. on May 20, 2003, at the executive offices of the Company in Valdese, North Carolina, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

     1. The election of the following persons who will be nominated to serve as directors:

           Humayun N. Shaikh         Robert P. Huntley        Richard F. Byers
           Thomas I. Nail            William T. Dunn          Aehsun Shaikh
                                     Robert T. King

     INSTRUCTIONS: You May Withhold Authority To Vote For Any Nominee By Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

     2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

     The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification. If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

     This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

     This Appointment of Proxy is Solicited By The Board of Directors Of The Company.

                                 Dated:___________________, 2003


                                 ---------------------------------------------
                                 Signature of Shareholder

                                (Please Sign exactly as name appears on this proxy. Executors, Trustees, etc. should give full title).